EXHIBIT 10.3

PNC Bank, National Association
2100 Ross Avenue, Suite 1850
Dallas, Texas  75201

November 14, 2012

ENGlobal Corporation
654 N. Sam Houston Parkway – Suite 400
Houston, Texas 77060
Attention: Tami Walker

Re:           Extension of Forbearance of Rights and Remedies

Ladies and Gentlemen:

Reference is hereby made to that certain First Amendment to Revolving Credit and Security Agreement and Forbearance Agreement, dated September 21, 2012, by and among ENGLOBAL CORPORATION, a corporation organized under the laws of the State of Nevada (“Holdings”), ENGLOBAL U.S., INC., a corporation organized under the laws of the State of Texas (“ENGlobal US”), ENGLOBAL INTERNATIONAL, INC., a corporation organized under the BVI Business Companies Act of 2004 (“ENGlobal International”), ENGLOBAL GOVERNMENT SERVICES, INC., a corporation organized under the laws of the State of Texas (“ENGlobal Government”; and together with Holdings, ENGlobal US and ENGlobal International, individually, each a “Borrower” and jointly and severally, “Borrowers”), the financial institutions which are a party thereto (collectively, “Lenders” and individually a “Lender”) and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as agent for itself and as agent for the other Lenders (PNC, together with its successors and assigns in such capacity, “Agent”), as amended by that certain Letter Agreement, dated October 30, 2012 (as further amended from time to time, the “Forbearance Agreement”), through which, among other things, Agent and Lenders agreed to refrain from exercising or enforcing their rights and remedies under that certain  Revolving Credit and Security Agreement (as amended from time to time, the “Credit Agreement”), dated May 29, 2012, by and among Borrowers, Lenders and Agent and the Other Documents (as defined in the Credit Agreement) until a time specified therein.  Defined terms used in this letter and not otherwise defined in this letter have the meaning given to them in the Forbearance Agreement.

By execution of this letter agreement, Agent, Lenders and Borrowers hereby agree that (a) the definition of Forbearance Period set forth in the Forbearance Agreement is hereby amended to replace the date “November 15, 2012” contained therein with the date “November 30, 2012”.

In consideration of the agreements set forth herein, Borrowers agree to pay Agent, for the ratable benefit of Agent and Lenders, an extension fee in an amount equal to $17,500, which extension fee shall be deemed fully earned and nonrefundable upon Borrowers’ execution of, and release of its signature pages to, this letter agreement.

The terms and provisions set forth in this letter agreement shall modify and supercede any inconsistent terms and provisions set forth in the Forbearance Agreement, the Credit Agreement and the Other Documents and, except as expressly modified or superceded by this letter agreement, the terms and provisions of the Forbearance Agreement, the Credit Agreement and the Other Documents are ratified and confirmed and shall continue in full force and effect.  Borrowers, Agent and Lenders agree that the Forbearance Agreement, the Credit Agreement and the Other Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

Nothing contained herein shall be construed as a waiver by Agent and Lenders of any covenant or provision of the Forbearance Agreement, the Credit Agreement, the Other Documents, this letter agreement or any other contract or instrument between Agent and Lenders and Borrowers, and the failure of Agent and Lenders at any time or times hereafter to require strict performance by Borrowers of any provision thereof shall not waive, effect or diminish any right of Agent and Lenders to thereafter demand strict compliance therewith.

This letter shall be governed by and construed in accordance with the laws of the State of Texas, without reference to the choice of law principles thereof.

This letter agreement may be executed in any number of counterparts and by facsimile which, when taken together, shall constitute one and the same original instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Very truly yours, PNC BANK, NATIONAL ASSOCIATION, as Lender and as Agent By: /s/ Ron Eckoff Name: Ron Eckhoff Title: Vice President

Accepted and agreed to as of November 14, 2012:

ENGLOBAL CORPORATION

By:           /s/ Mark Hess
Name:      Mark Hess
Title:        CFO

ENGLOBAL U.S., INC.

By:           /s/ Mark Hess
Name:      Mark Hess
Title:        CFO

ENGLOBAL INTERNATIONAL, INC.

By:           /s/ Mark Hess
Name:      Mark Hess
Title:        CFO

ENGLOBAL GOVERNMENT SERVICES, INC.

By:           /s/ Mark Hess
Name:      Mark Hess
Title:        CFO